UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2016

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas		75034
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Effective as of prior to the opening of trading on the New York Stock Exchange on March 14, 2016, Greatbatch, Inc. (the “Company”) completed its previously announced spin-off of Nuvectra Corporation (formerly QiG Group, LLC) (“Nuvectra”) by way of a distribution, through a pro rata dividend, of all the then-outstanding shares of Nuvectra’s common stock, par value $0.001 per share (the “Spin-off”), to holders of the Company’s common stock as of the close of business on March 7, 2016 (the “Record Date”). In connection with the Spin-off, the Company entered into the following agreements with Nuvectra:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement; and

•	Employee Matters Agreement.

A summary of the material terms of these agreements can be found in the section entitled “Our Relationship with Greatbatch after the Spin-off — Agreements Between Greatbatch and Us” in the Information Statement filed as Exhibit 99.1 to Nuvectra’s Amendment No. 5 to the Registration Statement on Form 10 as filed by Nuvectra with the Securities and Exchange Commission on February 24, 2016, which descriptions are incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 14, 2016, the Company completed the Spin-off of Nuvectra. Nuvectra is now an independent publicly-traded company that commenced “regular way” trading under the symbol “NVTR” on the NASDAQ Global Market on March 14, 2016. Prior to the commencement of trading on March 14, 2016, the stockholders of record of the Company as of the close of business on the Record Date received one share of Nuvectra common stock for every three shares of the Company’s common stock held as of the close of business on the Record Date. In the aggregate, 10,258,278 shares of Nuvectra common stock were distributed to the Company’s stockholders in the Spin-off. The Company did not issue fractional shares of Nuvectra’s common stock in the Spin-off. The Company’s stockholders received cash in lieu of fractional shares.

Item 8.01	Other Events.

On March 14, 2016, the Company issued a press release announcing the completion of the Spin-off. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated combined financial information of the Company giving effect to the Spin-off required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1	Separation and Distribution Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC*

10.1	Transition Services Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC

10.2	Tax Matters Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC

10.3	Employee Matters Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC

99.1	Press Release issued by Greatbatch, Inc., dated March 14, 2016

99.2	Unaudited pro forma consolidated combined financial information

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 18, 2016	GREATBATCH, INC.

	By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Separation and Distribution Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC*

10.1	Transition Services Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC

10.2	Tax Matters Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC

10.3	Employee Matters Agreement, dated March 14, 2016, between Greatbatch, Inc. and QiG Group, LLC

99.1	Press Release issued by Greatbatch, Inc., dated March 14, 2016

99.2	Unaudited pro forma consolidated financial information

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.